Company Information

Company Name:	FOMO CORP.
Address:	1 E Erie St, Ste 525 Unit #2250
City, State, Country, Zip:	Chicago, IL 60611
Main Telephone:	(630) 286-9560 / (347) 323-9581
Company Website:	www.fomoworldwide.com
U.S. Trading Symbol(s)[1]:	ETFM
Fiscal Year End Date:	12/31

☐ Please check this box if the Company has undergone a Change in Control[2] event and is re-applying for OTCQB.

Eligibility Standards

A. Reporting Standard: Indicate which condition the Company meets.

☒ SEC Reporting Company current in its reporting obligations;
- Provide Central Index Key (CIK) 0000867028

☐ Regulation A Tier 2 Reporting Company current in its reporting obligations;
- Provide Central Index Key (CIK) _____

☐ Bank current in its reporting obligations to its Bank Regulator;
- Provide name of Bank Regulator _____
- For Banks that file reports on EDGAR, provide the CIK _____

☐ Alternative Reporting Company to provide current disclosure pursuant to the OTCQX and OTCQB Disclosure Guidelines;
- Must have a board of directors with at least two independent directors
- Must have an audit committee with the majority independent directors

☐ International Reporting Company listed on a Qualified Foreign Exchange that is in good standing with such exchange, eligible to rely on the exemption from registration provided by Exchange Act Rule 12g3-2(b) and compliant in its obligations thereunder.
- Name of Qualified Foreign Exchange: _____
- Trading Symbol at the Qualified Foreign Exchange: _____
- OTCQX Sponsor: _____
- Primary Sponsor Contact: _____

[1] All eligible classes of the Company's securities that are quoted on OTC Link® ATS will be moved to OTCQB.

[2] Change in Control means any events resulting in:

(i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

(iii) A change in the composition of the Company's board occurring within a two (2)-year period, as a result of which fewer than a majority of the directors are directors immediately prior to such change; or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

B. Bid Price: Indicate which condition the Company meets at the time of Application (please select only one):

☒ The company has proprietary priced quotations published by a broker-dealer on OTC Link with a closing bid price of at least $0.01 for each of the 30 consecutive calendar days immediately prior to submitting this Application. (Note: OTC Markets Group may delay approval if the bid price falls below $0.01 during the application review.)

☐ The Company is applying for admission to OTCQB immediately subsequent to delisting from the New York Stock Exchange, NYSE MKT or NASDAQ.

☐ Within the last 30 days FINRA has approved, a Form 211 for the Company's securities and a broker-dealer has entered a proprietary priced quotation on OTC Link of at least $.01.

☐ The Company is awaiting FINRA's clearance of a recently submitted Form 211 for the Company's securities on which the market maker has indicated its intention to enter a bid price on OTC Link of at least $0.01.

C. Bankruptcy: Companies subject to any Bankruptcy or reorganization proceedings are not eligible for OTCQB.

☒ The Company is not subject to any Bankruptcy or reorganization proceedings

D. Does the Company have any planned or pending corporate actions, including, but not limited to, merger, reverse merger, or reverse acquisition transactions, name or trading symbol changes, or Change in Control transactions? (NOTE: The Company will be required to submit a new application and application fee following a Change in Control.)

No ☐ Yes ☒ If Yes, please describe the corporate action(s) in greater detail below.

FINRA application name change ticker change 11.17.2020

E. Share Information:

The data in this chart is as of:		05-03-2021
Shares Authorized	(A)	10BN
Total Shares Outstanding	(B)	5,590,111,492
Restricted Shares[3]	(C)	293,537,482
Unrestricted Shares	(D)	5,296,574,010
Unrestricted Shares Held by Officers, Directors, 10% Control Persons & Affiliates	(E)	0
Public Float[4]: *Subtract Lines C and E from Line B*	(F)	5,296,574,010
% Public Float: *Line F Divided by Line B (as a %)*	(G)	94.7
Number of Beneficial Shareholders[5] of at least 100 shares	(H)	195

F. Public Float: Companies on OTCQB are subject to a minimum public float requirement. Indicate which condition the company meets:

☒ Company has a freely traded Public Float of at least 10% of its total shares outstanding as well as at least 50 Beneficial Shareholders, each owning at least 100 shares.

[3] Restricted Shares means securities that are subject to resale restrictions for any reason. Your transfer agent should be able to provide the total number of restricted securities.

[4] Public Float shall mean the total number of unrestricted shares not held directly or indirectly by an officer, director, any person who is the beneficial owner of more than 10 percent of the total shares outstanding (a "10% Control Person"), or any Affiliates thereof, or any Immediate Family Members of such person.

[5] Beneficial Shareholder means any person who, directly or indirectly has or shares voting power of such security or investment power, which includes the power to dispose, or to direct the disposition of, such security.

☐ Company has a freely traded Public Float above 5% but below 10% of its total shares outstanding, and a market value of Public Float of at least $2 million as well as at least 50 Beneficial Shareholders of least 100 shares each. (If this condition is met, the company may request an exemption from Section 1.1(5) of the OTCQB Standards, which may be granted by OTC Markets Group in its sole and absolute discretion.) The request for exemption may be written here: _____

Identity Verification & Ownership of Company Officers, Directors and 5% Control Persons

Note: If you require more space than provided on this page, please attach a supplementary page for the requested information.

All Company Officers: List All Company Officers below

Position	Name	Number of Shares Beneficially Owned	% Shares Beneficially Owned
CEO	VIKRAM GROVER	0	0
_____	_____	_____	_____
_____	_____	_____	_____
_____	_____	_____	_____
_____	_____	_____	_____
_____	_____	_____	_____
_____	_____	_____	_____

Board Membership: Use the following key for Committee Membership:

A - Audit Committee Member N – Nominating Committee Member C – Compensation Committee Member

Chairperson:

Name	Independent Director[6] (Y/N)	Committee Membership (A/N/C)	Number of Shares Beneficially Owned	% Shares Beneficially Owned
VIKRAM GROVER	N	ANC	0	0

Members of the Board of Directors:

Name	Independent Director (Y/N)	Committee Membership (A/N/C)	Number of Shares Beneficially Owned	% Shares Beneficially Owned
VIKRAM GROVER	N	ANC	0	0
_____	_____	_____	_____	_____
_____	_____	_____	_____	_____
_____	_____	_____	_____	_____
_____	_____	_____	_____	_____
_____	_____	_____	_____	_____
_____	_____	_____	_____	_____

[6] "Independent Director" means a Person other than an Executive Officer or employee of the Company or any other Person having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. The following persons shall not be considered independent: (A) a director who is, or at any time during the past three years was, employed by the Company; (B) a director who accepted or has a Family member who accepted any compensation from the Company in excess of $120,000 during any fiscal year within the three years preceding the determination of independence, other than compensation for board or board committee service; compensation paid to a Family Member who is an employee (other than an executive officer) of the Company; or benefits under a tax-qualified retirement plan, or nondiscretionary compensation; or (C) A director who is the Family Member of a Person who is, or at any time during the past three years was, employed by the Company as an executive officer.

Control Persons:

List all persons or entities not already listed above owning 5% or more of any class of the issuer's shares. **If any are corporate shareholders or entities, you must also provide the name of the person(s) beneficially owning or controlling such corporate shareholders, or the name of an individual representing the corporation or entity**. Beneficial Ownership includes the right to acquire the security within 60 days including, but not limited to, the exercise of options or warrants or through conversion. See Securities Exchange Act Rule 13d-3.

Name (and any aliases)	**Number of Shares Beneficially Owned**	**% Shares Beneficially Owned**	**Class of Shares**
VIKRAM GROVER	1000000	100%	PREF C
VIKRAM GROVER	1,988,815	38.6%	PREF B
VIKRAM GROVER	2,000,000	34.8%	PREF A
CHARLES SZORADI	1,825,000	35.5%	PREF B
DILIP LIMAYE	575,000	11.2%	PREF B

Service Providers and Company Contacts

1. **Auditor (required):**

Firm Name: BOYLE CPA, LLC
Address: 361 Hopedale Drive SE,Bayville, NJ 08721
Email: rboyle@cpaboyle.com
Phone Number: (732)-822-4427
Contact Name: Robert Boyle

2. **Transfer Agent (required)** – Must participate in the OTC Markets Group Transfer Agent Verified Shares Program (TAVSP) if Company is incorporated in the U.S. or Canada:

Firm Name: SIGNATURE STOCK TRANSFER
Address: 14673 Midway Road ~ Suite 220 Addison, Texas 75001
Email: jason@signaturestocktransfer.com
Phone Number: (972) 612-4120
Contact Name: JASON BOGUTSKI

☒ **Yes, I have authorized this Transfer Agent to provide information directly to OTC Markets Group.**
By checking this box, you acknowledge that you have authorized your transfer agent to provide to OTC Markets Group upon its request information related to the Company's securities, including but not limited to, shares authorized, shares issued and outstanding, and share issuance history. Authorization is required to process this OTCQB Application.

3. **Securities Counsel (required):**

Firm Name: EILERS LAW GROUP

Address: 149 South Lexington Ave., Asheville, NC 28801
Email: wreilers@eilerslawgroup.com
Phone Number: (786) 273-9152
Contact Name: WILLIAM EILERS

4. **Investor Relations Firm:**

Firm Name: NA
Address: _____
Email: _____

Phone Number: ______
Contact Name: ______

5. **Other (Please list any additional advisors providing services related to the public trading of the Company's securities):**

Firm Name: NA
Address: ______
Email: ______
Phone Number: ______
Contact Name: ______

Designate Contacts:

Primary Contact: Designate up to two persons to be the primary contact(s) for the Company to respond to all inquiries regarding this OTCQB Application and to receive compliance notices and other information regarding the OTCQB Market.

Authorized User(s) for OTCIQ: Designate up to two persons (each an "Authorized User") to receive Company Credentials, which are required to access OTCIQ (www.otciq.com) to publish financial reports, news and Company Profile data and to view trade analytics. An Authorized User may not give or lend its Company Credentials to anyone else, even another Authorized User. In the event an Authorized User leaves the Company or otherwise is no longer an Authorized User, the Company must notify OTC Markets Group immediately to terminate access or transfer access to another Authorized User. See Section 4.3 of the OTCQB Agreement for further information on Authorized Users. **Authorized Users may not share Company Credentials. If an Authorized User currently has access to another company's account on OTCIQ, the applicant's account will be added to the user's existing login.**

Primary Contact	Authorized User	Name	Title or Company Affiliation	Email	Business Phone
☒	☒	VIKRAM GROVER	CEO	vik.grover@fomoworldwide.com	347-323-9581
☐	☒	WAYMAN BAKER	EVP CORP DEV	wayman.baker@fomoworldwide.com	(301) 655-5889
☐	☐	______	______	______	______
☐	☐	______	______	______	______

Confirm Review of Stock Promotion Policy and Best Practices

☒ The Company has reviewed and understands the OTC Markets Group Policy on Stock Promotion and the Best Practices for Issuers found on www.otcmarkets.com.

Application Process

Submit completed OTCQB Application via email to issuers@otcmarkets.com. Once this application is received, an analyst will contact the applicant separately for these additional items.

- Current Shareholder List provided by your transfer agent
- Completed Background Check Authorization Form authorizing background checks on all Company Officers, Directors, 5% Control Persons, OTCIQ.com Users and Billing Contacts

Once your application is ready for approval, the analyst reviewing this application will send the OTCQB Company Agreement directly via DocuSign for the company to sign. Preview the agreement here.

Additional Services:

The company wishes to subscribe to the following optional services:

☐ Blue Sky Monitoring Service ($3,000 per year):

The Blue Sky Monitoring Service offers companies a customized daily audit of their Blue Sky compliance status in each U.S. state or territory including:

- Daily view of information that is distributed to broker-dealers
- Guidance on ways to maximize compliance through available exemptions

☐ Virtual Investor Conference ($2,750 per conference):

OTCQB Companies are invited to present at our Virtual Investor Conferences (VIC) at a reduced rate. The VIC is an effective way for companies to reach the US investment community, without the cost and time of travel. For more information on this service, see our fact sheet.

OTCQB Application - Payment Information

Fees

- OTCQB Application Fee is $5,000. This fee is charged (i) for an initial application submission, (ii) for a re-application following a prior application that was not approved, and (iii) for a new application following a Change in Control Event.
- Annual Fee and other applicable service fees are due prior to approval of this application.
- All Fees are billed annually or semi-annually, in advance.
- All Fees are non-refundable.

Billing Cycle

☐ Annual $14,000

☒ Semi-Annual $7,500

Billing Contact

All invoices and billing notices will be sent by email to the contact(s) listed below.

	Primary Billing Contact	Alternate Billing Contact
Name	VIKRAM GROVER	VIKRAM GROVER
Company Affiliation or Title	CEO	CEO
Address	1 E Erie St, Ste 525 Unit #2250	2810 Bristol Dr 309
City, State, Country, Zip:	Chicago, IL 60611	Lisle, IL 60532
Email	vik.grover@fomoworldwide.com	vik.grover@fomoworldwide.com
Telephone	347-323-9581	212-731-4806

Payment Information

Upon receipt of this application, OTC Markets Group will send an invoice for the OTCQB Application Fee to the Billing Contacts listed above. The invoice will contain instructions for payment by ACH/Wire, Check or Credit Card.

OTC Markets Group will not review this application until payment of the Application Fee is received. You may submit payment in conjunction with your application per the below instructions.

ACH/Wire Payment Instructions

Customers that wish to send ACH payments to our account should use the following information:

JP Morgan Chase Money Transfer & Wire Department
4 New York Plaza New York, NY 10004
ABA Routing Number: 021000021
Credit the Account of: OTC Markets Group Inc.
Account #: 764232302

Our bank's SWIFT Code is: CHASUS33

To avoid delay in processing your payment, customers should include: (a) invoice number, if available or (b) OTCQB application fee, in the Memo Line/Special Instructions/Pay Detail of the wire transfer.

To ensure prompt and proper credits, we would appreciate customers sending payment detail (customer name or account number, invoice(s) paid, as applicable) to us via email at otcmarketsgroupbilling@otcmarkets.com or via fax to (212) 868-3828.

For questions related to billing, you may contact OTC Markets Group Finance Department at 212-896-4405 or otcmarketsgroupbilling@otcmarkets.com.

Certification:

I certify that the information contained in this OTCQB Application is true and correct and will notify OTC Markets Group promptly of any material changes. I further represent that any personal data herein has been collected, and is being shared with OTC Markets Group, in accordance with all applicable privacy laws (e.g. the required consent has been obtained from third parties).

By (Signature): VIKRAM GROVER

Date: 05-03-2021

Officer Name (Print): VIKRAM GROVER

Company Name: FOMO CORP. p/k/a 2050 MOTORS, INC.